UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2013

Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 492-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 12, 2013, Lawrence R. Dickerson, the President and Chief Executive Officer of Diamond Offshore Drilling, Inc. (the “Company”), will deliver a presentation at the Barclays 2013 CEO Energy-Power Conference in New York, New York. The slides prepared in connection with such presentation are included as Exhibit 99.1 to this report and are incorporated herein by reference. Such slides have also been posted on the Company’s website at www.diamondoffshore.com, and include a reconciliation of the non-GAAP term EBITDA used therein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Statements in this report that contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements regarding ongoing and future fleet growth; costs, delivery dates, future contracts and future dayrates for drilling rigs; future dayrates, operating expenses, revenues and EBITDA; dividends and financial measures; market outlook and comments concerning future contracts and availability; estimated OGX revenues and exposure; the Company’s drilling rig construction program; projected contract drilling expenses; future staffing requirements; and other aspects of the Company’s drilling rigs, the impact of these and related events on the Company’s operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

99.1	Slides for presentation to be made on September 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.

By:	/s/ William C. Long
William C. Long
Senior Vice President, General Counsel and Secretary

Dated: September 12, 2013

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